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                                                                    EXHIBIT 10.6
N O R H E I M
                                                                          [LOGO]
&   Y O S T


                      COMMERCIAL LEASE AND DEPOSIT RECEIPT


RECEIVED FROM CyberGold Inc., a California Corporation, hereinafter referred to as Lessee, the sum of $31,800.00 evidenced by personal check, as a deposit which upon acceptance of this lease, shall belong to Lessor and shall be applied as follows:

Rent for the period March 1, 1996 to March 31, 1996         $10,600.00
A portion of rent for the period February 1, 1999 to
  February 28, 1999                                         $10,600.00
Security deposit                                            $10,600.00
                                                            ----------
TOTAL                                                       $31,800.00

In the event this lease is not accepted by the Lessor within 3 days, the total deposit received shall be refunded.

Lessee hereby offers to lease from Lessor the premises situated in the City of Berkeley, County of Alameda, State of California, described as 2921 Adeline Street, a 6,320 sq. ft. office building and the sublease of the parking lot across the street under the terms and conditions contained in the parking lot lease attached hereto as Exhibit "A", upon the following TERMS and CONDITIONS.

1. TERM: The term hereof shall commence on March 1, 1996 and expire on February 28, 1999.

2.   RENT:  The base rent shall be payable as follows:

$10,600.00, in advance, on the first day of each month of the first year of the term hereof.

$10,918.00, in advance, on the first day of each month of the second year of the term hereof.

$11,245.00, in advance, on the first day of each month on the third year of the term hereof.

All rents shall be paid to Lessor or his authorized agent, at the following address; Weilman, Treloar & Co., 94 Ramona Ave., Piedmont, CA 94611: Attn:
Grier Graff.

3. USE: The premises are to be used for general office use associated with computer software development and sales and for no other purpose without prior written consent of Lessor. Lessee to have 10 days from acceptance hereof to obtain all necessary governmental permits for Lessee's occupancy and use.

4. USES PROHIBITED: Lessee shall not use any portion of the premises for purposes other than those specified hereinabove, and no use shall be made or permitted to be made upon the premises, nor acts done, which will increase the existing rate of insurance upon the property, or cause cancellation of insurance policies covering said property. Lessee shall not conduct or permit any sale by auction on the premises. Lessee shall not use or store any substance on the premises that is flammable, explosive, hazardous, toxic; or that is restrictive by Department of Health Services, California Water Quality Control Board, or Environmental Protection Agency.

5. ASSIGNMENT AND SUBLETTING: Lessee shall not assign this lease or sublet any portion of the premises without prior written consent of the Lessor, which shall not be unreasonably withheld. Any such assignment or subletting without consent shall be void and, at the option of the Lessor, may terminate this lease. Lessor gives its consent to Lessee to assign this lease to CyberGold LLC should the change be necessary due to a change in the corporate structure.

6. ORDINANCES AND STATUTES: Lessee shall comply with all applicable statutes, ordinances and regulatory requirements of all municipal, state and federal authorities now in force or which may hereafter be in force pertaining to the premises, occasioned by or affecting the use thereof by Lessee. The commencement or pendency of any state or federal court abatement proceeding affecting the use of the premises shall, at the option of the Lessor, be deemed a breach hereof.

7. MAINTENANCE, REPAIRS, ALTERATIONS: Lessee acknowledges that the premises are in good order and repair, unless otherwise indicated herein. Lessee agrees to deliver to Lessor physical possession of the premises at the end of the lease term, or any extension of the term, in good condition and repair, reasonable wear and tear excepted.

Lessee shall, at his own expense and at all times, maintain the premises in good and safe condition, including scuppers, gutters and drains, plate glass, electrical wiring, plumbing, HVAC system, phone system and any other system or equipment upon the premises, and shall surrender the same at termination hereof in as good condition as received, normal wear and tear excepted. Lessee shall be responsible for all repairs required, excepting the roof, skylights, exterior walls, HVAC system, and structural foundations, which shall be maintained by Lessor. Lessee shall also maintain in good condition such portions adjacent to the premises, such as sidewalks, driveways, lawns and shrubbery, which would otherwise be required to be maintained by Lessor.

Lessee to assume the existing HVAC maintenance contract and MSDOS monitoring requirement. A copy of said contract is attached hereto as Exhibit "B". The existing phone system is maintained by contract. If Lessee wishes to cancel said contract during the term of this agreement then they will reinstitute the contract at the expiration of the lease.

In the event Lessee wishes to change the locks they shall maintain the master key system and consult with Lessor prior to any key change.

No improvement or alteration of the premises shall be made without the prior written consent of the

                                                LESSOR________    LESSEE________

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Lessor. Prior to the commencement of any substantial repair, improvement, or alteration, Lessee shall give Lessor at least TEN (10) DAYS WRITTEN NOTICE in order that Lessor may post appropriate notices to avoid any liability for liens for any such work of improvement on the premises. Lessee will not at any time permit any mechanic's laborer's, or materialmen's liens to stand against the premises for any labor or material furnished to Lessee or claimed to have been furnished to Lessee or Lessee's agents, contractors, or subtenants, in connection with work of any character performed or claimed to have been performed on the premises by or at the direction or sufferance of Lessee. Lessee will indemnify and defend Lessor for all liens, claims or damages caused by remodeling, improvements, additions, alterations, and major repairs by Lessee.

If at any time during the term, including renewals or extensions, Lessee fails to maintain the premises or make any repairs or replacements as required herein, Lessor may, but shall not be required to, enter the premises and perform the maintenance or make the repairs or replacements for the account of Lessee. Any sums expended by Lessor in so doing, together with 6% administrative fee, shall be deemed additional rent and shall be immediately due from Lessee on demand of Lessor.

Lessee shall not commit any waste upon the premises, or any nuisance or act which may disturb the quiet enjoyment of any tenant in the building.

8. ENTRY AND INSPECTION: Lessee shall permit Lessor or Lessor's agents to enter upon the premises at reasonable times and upon reasonable notice, for the purpose of inspecting the same, for the purpose of showing prospective purchasers the premises, and will permit Lessor at any time within NINETY (90) DAYS prior to the expiration of this lease to place upon the premises any usual "To Lease" or "Available" signs, and permit persons desiring to lease the same to inspect the premises thereafter.

9. INDEMNIFICATION OF LESSOR: Lessor shall not be liable for any damage or injury to Lessee, or any other person, or to any property, occurring on the demised premises or any part thereof, and Lessee agrees to hold Lessor harmless from any claims for damages, no matter how caused, except those caused by any negligent act of Lessor or Lessor's agents acting in the course of their agency.

10. POSSESSION: If Lessor is unable to deliver possession of the premises to Lessee at the commencement hereof, Lessor shall not be liable for any damage caused thereby, nor shall this lease be void or voidable, but Lessee shall not be liable for any rent until possession is delivered. Lessee may at its option terminate this lease if possession of the premises is not delivered within FIVE
(5) WORKING DAYS of the commencement of the term hereof.

11. OCCUPANCY PRIOR TO THE COMMENCEMENT OF THIS LEASE: Lessee and Lessor agree that Lessee will occupy a portion of the premises prior to the commencement of this agreement but under all the terms and conditions of this agreement. Possession approximately 12/20/95 - Occupancy 1/2/96. At occupancy, Lessee to pay its prorata share of utilities and a prorata share of rent based on $10,600.00/month for 100% occupancy. Lessor to allow Lessee the use of the vacated furniture until Lessor completely vacates the premises.

12. INSURANCE: Lessee, at his expense, shall maintain plate glass and public liability insurance including bodily injury and property damage covering any occurrence on or about the premises and common areas insuring Lessee and Lessor with minimum coverage of $1,000,000.00 per occurrence, combined bodily injury, personal injury, and property damage.

Lessee shall provide Lessor with a Certificate of Insurance showing Lessor as additional insured. The Certificate shall provide for a ten-day written notice to Lessor in the event of cancellation or material change of coverage.

To the maximum extent permitted by insurance policies which may be owned by Lessor or Lessee, Lessee and Lessor, for the benefit of each other, waive any and all rights of subrogation which might otherwise exist.

13. UTILITIES: Lessee agrees that he shall be responsible for the payment of all utilities, including telephone service, water, gas, electricity, heat and other services delivered to the premises except for one garbage can/week.

14. SIGNS: Lessee shall not construct any exterior sign or awning without the prior written consent of Lessor which consent shall not be unreasonably withheld. Lessee shall be able to install a sign that is clearly visible from the front of the premises.

15. ABANDONMENT OF PREMISES: Lessee shall not vacate or abandon the premises at any time during the term hereof, and if Lessee shall abandon or vacate the premises, or be dispossessed by process of law, or otherwise, any personal property belonging to Lessee left upon the premises shall be deemed to be abandoned, at the option of Lessor.

16. CONDEMNATION: If any part of the premises shall be taken or condemned for public use, and a part thereof remains which is susceptible of occupation hereunder, this lease shall, as to the part taken, terminate as of the date the condemner acquires possession, and thereafter Lessee shall be required to pay such proportion of the rent for the remaining term as the value of the premises remaining bears to the total value of the premises at the date of condemnation; provided however, that Lessor may at his option, terminate this lease as of the date the condemner acquires possession. In the event that the demised premises are condemned in whole, or that such portion is condemned that the remainder is not susceptible for use hereunder by Lessee, this lease shall terminate upon the date upon which the condemner acquires possession. All sums which may be payable on account of any condemnation shall belong to the Lessor, and Lessee shall not be entitled to any part thereof, provided however, that Lessee shall be entitled to retain any amount awarded to him for his trade fixtures or moving expenses.

                                                  LESSOR _______  LESSEE _______

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17.  TRADE FIXTURES: Any and all improvements made to the premises during the term hereof shall belong to the Lessor, except trade fixtures of the Lessee. Lessee may, upon termination hereof, remove all his trade fixtures, but shall repair or pay for all repairs necessary for any damages to the premises occasioned by installation or removal.

18. DESTRUCTION OF PREMISES: In the event of a partial destruction of the premises during the term hereof from any cause, Lessor shall forthwith repair the same at Lessor's expense, provided that such repairs can be made within SIXTY (60) DAYS under existing governmental laws and regulations, but such partial destruction shall not terminate this lease, except that Lessee shall be entitled to a proportionate reduction of rent while such repairs are being made, based upon the extent to which the making of such repairs shall interfere with the business of Lessee on the premises. If such repairs cannot be made within said SIXTY (60) DAYS, this lease may be terminated at the option of either party.

     In the event that the building in which the demised premises may be situated is destroyed to an extent of not less than one-third of the replacement costs thereof, Lessor may elect to terminate this lease whether the demised premises be injured or not. A total destruction of the building in which the premises may be situated shall terminate this lease.

     In no event shall Lessor be obligated to repair the premises except to the extent of insurance proceeds received by Lessor and in no event shall Lessor be responsible to repair trade fixtures, alterations or modifications made by Lessee.

19. INSOLVENCY: In the event that a receiver shall be appointed to take over the business of the Lessee, or in the event that the Lessee shall make a general assignment for the benefit of creditors, or Lessee shall take or suffer any action under the insolvency or bankruptcy act, the same shall constitute breach of this lease by Lessee.

20. REMEDIES OF LESSOR ON DEFAULT: In the event of any breach of this lease by Lessee, Lessor may at his option terminate the lease and recover from Lessee:
(a) the worth at the time of award of the unpaid rent which was earned at the time of termination; (b) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of the award exceeds the amount of such rental loss that the lessee proves could have been reasonably avoided; (c) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that Lessee proves could be reasonably avoided; and (d) any other amount necessary to compensate lessor for all detriment proximately caused by Lessee's failure to perform his obligations under the lease or which in the ordinary course of things would be likely to result therefrom. Lessor may, in the alternative, continue this lease in effect, as long as Lessor does not terminate Lessee's right to possession, and Lessor may enforce all his rights and remedies under the lease, including the right to recover the rent as it becomes due under the lease. If said breach of lease continues, Lessor may, at any time thereafter, elect to terminate the lease.

Nothing contained herein shall be deemed to limit any other rights or remedies which Lessor may have.

21. LATE CHARGES: Lessee hereby acknowledges that late payment by Lessee to Lessor of rent and other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Lessor by the terms of any mortgage or trust deed covering the Premises. Accordingly if any installment of rent or any other sum due from Lessee shall not be received by Lessor within FIFTEEN (15) DAYS after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall pay to Lessor a late charge equal to SIX PERCENT (6%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee.

22. INTEREST ON PAST DUE OBLIGATIONS: Any amount due to Lessor not paid when due shall bear interest at EIGHT PERCENT (8%) annually from the date due until paid.

23. SECURITY: The security deposit set forth above, if any, shall secure the performance of the Lessee's obligations hereunder. Lessor may, but shall not be obligated to, apply all or portions of said deposit on account of Lessee's obligations hereunder. Any balance remaining upon termination shall be returned to Lessee. Lessee shall not have the right to apply the Security Deposit in payment of the last month's rent.

24. DEPOSIT REFUNDS: The balance of all deposits shall be refunded within two weeks from date possession is delivered to Lessor or his authorized Agent, together with a statement showing any charges made against such deposits by Lessor.

25. NOTICES: Any notice required or permitted to be given hereunder, except as required in Paragraphs #29-32, shall be in writing and may be given by personal delivery or by certified mail, and if given personally or by mail, shall be deemed sufficiently given if addressed to Lessee or to Lessor at the address noted below the signature of the respective parties, as the case may be. Either party may by notice to the other specify a different address for notice purposes except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for notice purposes. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate by notice to Lessee.

26. HOLDING OVER: Any holding over after the expiration of this lease, without the consent of

                                    LESSOR__________         LESSEE_____________



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Lessor, shall be construed as a month-to-month tenancy at a rental of
$16,000.00 per month, otherwise in accordance with the terms hereof, as applicable.

27. TAX INCREASE: In the event there is any increase during any year of the term of this lease in the real estate taxes over and above the amount of such taxes assessed for the tax year during which the term of this lease commences, whether because of increased rate or valuation, Lessee shall pay Lessor upon presentation of paid tax bills an amount equal to 100% of the amount of any increase in taxes upon the land and building in which the leased premises are situated. In the event that such taxes are assessed for a tax year extending beyond the term of the lease, the obligation of Lessee shall be proportionate to the portion of the lease term included in such year. The term "real estate taxes" shall mean any assessments, licenses fees, rental taxes, penalties, levies, fees, taxes of any kind, or charges in lieu of taxes, levied by any federal, state, county or municipal government or governmental agency on the premises and underlying realty or the leasing and income therefrom.

28. PERSONAL PROPERTY TO REMAIN IN THE PREMISES: Lessor, upon vacating the premises, shall leave the demising office partitions and supporting structures, all window coverings, all the kitchen appliances, and the telephone system with secretarial unit and 40 desk sets for the use of Lessee.

29. OPTION TO RENEW LEASE: Provided that Lessee is not in default in the performance of this lease, Lessee shall have the option to renew this lease twice for terms of one year each commencing at the expiration of the initial lease term, and if the first option is exercised, at the expiration of the first option term. All of the terms and conditions of the lease shall apply during the renewal term except that the base monthly rent which shall be increased annually by 5%. The options shall be exercised by written notice delivered to Lessor by certified mail not less than NINETY (90) DAYS prior to the expiration of the appropriate lease term. If notice is not given in the manner provided herein within the time specified, this option shall expire, provided Lessor provides 10 day notice thereof.

30. LESSEE'S OPTION TO PURCHASE: Provided that Lessee is not in default in the performance of this lease, Lessee shall have the option during the term of this agreement to purchase the leased premises and the lease for the parking lot across the street for the sum of $1,100,000.00 adjusted upward monthly by
 .25% through the close of the purchase escrow. The option shall be exercised by delivery of written notice to Lessor by certified mail not less than 120 days prior to the expiration of the lease and simultaneously opening a purchase escrow with Chicago Title Company with a cash deposit of 10% of the purchase price. Escrow to provide for closing 60 days from the delivery of the written notice exercising the purchase option.

31. LESSOR'S RIGHT OF SELL THE PROPERTY, TO CANCEL THE LEASE AND LESSEE'S RIGHT TO PURCHASE THE PROPERTY: In the event Lessor wishes to accept an offer to sell the property in which the leased premises are located during the term hereof, Lessor may:

A.) Cancel Lessee's Option to Purchase (Pg. #30) by giving Lessee written notice by certified mail of his intent to sell the property together with a copy of the acceptable purchase offer. Upon the cancellation of the Purchase Option Lessee shall have the right for fifteen days following the receipt of said notice of cancellation to purchase the property on all the same terms and conditions contained in the acceptable purchase offer. To exercise this right to purchase Lessee must within fifteen days notify Lessor by certified mail of his intent to purchase and execute a purchase agreement upon the same terms and conditions contained in the acceptable offer. Failure to respond to Lessor within the fifteen day period shall void all Lessee's right to purchase the property.

B.) In the event Lessee does not exercise his right to purchase the property and Lessor proceeds to sell the property then Lessor, at its option, may cancel this Lease at any time after the first 12 months of the lease term by giving Lessee written notice, by certified mail, of the sale and of Lessor's intent to cancel the lease. Said cancellation to be effective 150 days from the date of receipt of notice.

32. LESSEE'S RIGHT TO CANCEL THIS LEASE: At any time after the first 12 months of the lease term Lessee may cancel this lease by giving Lessor written notice 90 days prior to its intent to cancel, delivered to Lessee by certified mail and paying to Lessor at that time a cancellation fee determined as follows:

If the Cancellation is effective during the 13th through 17th month then the fee is $50,000.00

If the Cancellation is effective during the 18th through 34th month then the fee is $30,000.00

33.   ESTOPPEL CERTIFICATE: (a) Lessee shall at any time upon not less than TEN
(10) DAYS PRIOR WRITTEN NOTICE from Lessor execute, acknowledge and deliver to Lessor a statement in writing (1) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified is in full force and effect), the amount of any security deposit, and the date to which the rent and other charges are paid in advance, if any, and (2) acknowledging that there are not, to Lessee's knowledge, any uncured defaults on the part of Lessor hereunder, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer to the Premises. (b) At Lessor's option, Lessee's failure to deliver such statement within such time shall be a material breach of this Lease or shall be conclusive upon Lessee (1) that this Lease is in full force and effect, without modification except as may be represented by Lessor, (2) that there are no uncured defaults in lessor's performance, and (3) that not more than one month's rent has been paid in advance or such failure may be considered by Lessor as a default by Lessee under this Lease. (c) If Lessor desires to finance, refinance, or sell the Premises, or any part thereof, Lessee hereby



                                             LESSOR __________ LESSEE _________


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agrees to deliver to any lender or purchaser designated by Lessor such financial statements of Lessee as may be reasonably required by such lender or purchaser. Such statements shall include the past three years financial statements of Lessee. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

34. AMERICAN DISABILITIES ACT (ADA): Lessor, licensed architects, represent that the leased premises complied when built with the 1990 State of California Handicapped Requirements and that has been no subsequent remodeling. The premises may not meet ADA requirements having been constructed prior to enactment of that legislation. All parties agree and understand that any required construction or modification to the Premises that may be necessary to comply with the ADA and which arises consequent to or during the term of this lease except those triggered by remodeling done by Lessee, shall be the sole responsibility of the Lessor.

35. COMMERCIAL ENERGY CONSERVATION ORDINANCE (CECO): Berkeley's Commercial Energy Conservation Ordinance may require that a commercial property meet certain energy conservation standards at the time of remodel. Any required energy audit, retrofit, inspection or documentation to satisfy the ordinance shall be the responsibility of the Lessor. Lessor represents that the H.V.A.C. system is capable of maintaining the temperature in all parts of the space except the toilets, telephone equipment room and storage rooms to between 68 and 75 degrees F while maintaining the ventilation standard for the premises of the California Energy Code.

36. SUBORDINATION: Lessee agrees that this Lease shall be subordinate to any mortgage or trust deeds that are now upon said premises or that are placed against the premises at any time in the future provided that any future lender provide Lessee with a non-disturbance agreement for the balance of the lease term or extension thereof.

37. ATTORNEY'S FEES: In case arbitration or suit should be brought for recovery of the premises, or for any sum due hereunder, or because of any act or omission which may arise out of this Lease or out of the possession of the premises, by either party, the prevailing party shall be entitled to all costs incurred in court, arbitration or otherwise in connection with such action, including a reasonable attorney's fee.

38. LESSOR'S SERVICES: Prior to occupancy Lessor, at Lessor's expense, shall A.) steam clean the carpets, B.) provide up to 20 hours of work by a painter to paint and patch walls as directed by Lessee, and C.) provide Lessee with up to 10 hours of services for space planning, wall system design and building system explanation in conjunction with the move into the leased premises.

39.   CONTINGENCIES: This Lease is contingent upon the following:

A.) Lessor and Lessee, within three days of execution hereof, mutually approving in writing an inventory of furniture and personal property of the Lessor to be left in the premises for the use of Lessee.

B.) Lessor's written approval, within three days of receipt, of Lessee's financial statement. In the event these approvals at not forth coming in the times herein provided then this lease agreement shall be of no further force or effect to either party.

40. WAIVER: No failure of Lessor to enforce any term hereof shall be deemed to be a waiver.

41. NO PARTNERSHIP: It is expressly understood that Lessor does not, in any way or for any purpose, become a partner of Lessee in the conduct of its business, or otherwise, or joint adventurer or a member of a joint enterprise with Lessee, and that the provisions of this Lease relating to the percentage rental payable hereunder, if any, are included solely for the purpose of providing a method whereby the rental is to be measured and ascertained.

42. INTERPRETATION: This Lease shall be interpreted in accordance with its fair meaning and not in favor of any party.

43. AUTHORITY: All individuals executing this Lease on behalf of Lessee represent that they are authorized to execute and deliver this Lease on behalf of Lessee.

44.   TIME: Time is of the essence of this lease.



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45.  HEIRS, ASSIGNS, SUCCESSORS: This lease is binding upon and inures to the benefit of the heirs, assigns and successors in interest to the parties.

ENTIRE AGREEMENT: The foregoing constitutes the entire agreement between the parties and may be modified only by a writing signed by both parties.

      THE UNDERSIGNED LESSEE HEREBY ACKNOWLEDGES RECEIPT OF A COPY HEREOF.

                                            Dated:   12-20-95
                                                  ----------------

        Donald Yost       Agent             CyberGold, Inc.         Lessee
--------------------------                  ------------------------

        NORHEIM & YOST    Broker            /s/ A. N. Goldhaber     By
--------------------------                  ------------------------
                                            A. N. Goldhaber, President

                                   ACCEPTANCE

      THE UNDERSIGNED LESSOR HEREBY ACKNOWLEDGES RECEIPT OF A COPY HEREOF.

                                            Dated:   12-20-95
                                                  ----------------

        John Norheim      Agent             WEILMAN TRELOAR & CO.   Lessor
--------------------------                  ------------------------

        NORHEIM & YOST    Broker            /s/ Grier R. Graff      By
--------------------------                  ------------------------


                                            LESSOR  /s/ [Signature Illegible]
                                                  ------------------------------


                                            LESSEE /s/ [Signature Illegible]
                                                  ------------------------------




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